SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 22, 2022 (February 21, 2022)

MERITOR, INC.
(Exact Name of Registrant as Specified in its Charter)

Indiana	1-15983	38-3354643
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2135 West Maple Road, Troy, Michigan	48084-7186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(248)	435-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transaction period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 Par Value	MTOR	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On February 21, 2022, Meritor, Inc., an Indiana corporation (the “Company”), Cummins Inc., an Indiana corporation (“Parent”), and Rose NewCo Inc., an Indiana corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than shares of Company Common Stock (“Shares”) held by the company as treasury stock or held by Parent or Merger Sub or held by a subsidiary of Parent (other than Merger Sub) or the Company (other than Shares held on behalf of third parties), will be converted into the right to receive $36.50 in cash, without interest (the “Merger Consideration”).

Pursuant to the Merger Agreement, at the Effective Time, restricted stock awards will be fully vested and treated as outstanding shares of Company Common Stock, and performance share units (“PSUs”) that are scheduled to vest on or before September 30, 2024 will vest and be cancelled in exchange for the right to receive, on a per share basis, the Merger Consideration. Restricted stock units, and PSUs that are scheduled to vest after September 30, 2024, will be converted into the right to receive, on a per share basis, cash equal to the Merger Consideration, without interest, with awards continuing to vest over the remaining service-vesting schedule (subject to accelerated vesting on a qualifying termination of employment). If a performance period in respect of any PSU is incomplete or performance is not determinable as of the Effective Time, the number of shares subject to such PSU will be determined assuming applicable performance goals are satisfied at the target level of performance at the Effective Time.

The Board of Directors of the Company (the “Board”) has unanimously approved, adopted and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement. The closing of the Merger is subject to the approval of the Merger Agreement by the affirmative vote of the holders of a majority of all the votes entitled to be cast to approve the Merger Agreement (the “Company Shareholder Approval”). The closing of the Merger is also subject to various customary conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; receipt of specified regulatory approvals; the absence of an enacted law, injunction or order prohibiting the Merger; the accuracy of the representations and warranties contained in the Merger Agreement (generally subject to a material adverse effect qualification); compliance in all material respects with the covenants and agreements in the Merger Agreement; absence of an effect or effects that have had a Company Material Adverse Effect (as defined in the Merger Agreement) that is continuing or that would reasonably be expected to have a Company Material Adverse Effect within a reasonable period following the closing of the Merger; and the absence of an enacted law, injunction or order in connection with specified regulatory approvals that would require Parent, the Company or any of their respective subsidiaries to take or commit to take an action that constitutes or would reasonably be expected to result in a Burdensome Condition (as defined in the Merger Agreement).

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (a) to use commercially reasonable efforts to conduct its business in all material respects in the ordinary course of business consistent with past practice during the period between the execution of the Merger Agreement and the closing of the Merger, subject to certain exceptions, (b) not to engage in specified types of actions during this period, subject to certain exceptions, (c) to convene and hold a meeting of its shareholders for the purpose of obtaining the Company Shareholder Approval and (d) subject to certain exceptions, not to solicit or negotiate alternative proposals or withdraw, modify or qualify in any manner adverse to Parent the recommendation of the Board that the Company’s shareholders approve the Merger Agreement.

The Merger Agreement contains certain termination rights, including that either party may terminate the Merger Agreement if, subject to certain exceptions and limitations, the Merger has not closed by December 21, 2022 (subject to an automatic extension to March 21, 2023 and an additional automatic extension to June 21, 2023, if on such date all of the closing conditions except those relating to regulatory approvals have been satisfied or waived) (the “End Date”). Additionally, the Company may terminate the Merger Agreement under specified circumstances to accept an unsolicited superior proposal from a third party, and Parent may terminate the Merger Agreement if, (a) before the Company Stockholder Approval has been obtained, the Board changes its recommendation that the Company’s shareholders approve the Merger Agreement or the Company willfully breached its non-solicitation obligations or (b) a governmental authority has enacted a law, injunction or order in connection with specified regulatory approvals that requires Parent, the Company or any of their respective subsidiaries to take or commit to take an action that constitutes a Burdensome Condition.

The Merger Agreement provides that, upon termination of the Merger Agreement by the Company or Parent under specified circumstances (including termination by the Company to accept a superior proposal), a termination fee of $73.5 million will be payable by the Company to Parent.

The Merger Agreement also provides that a reverse termination fee of $160 million will be payable by Parent to the Company if the Merger Agreement is terminated by the Company or Parent under certain specified circumstances (including as a result of failing to obtain regulatory approvals by the End Date).

The Merger Agreement also provides that either party may seek to compel the other party to specifically perform its obligations under the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01. Other Events.

On February 22, 2022, the Company and Parent issued a joint press release announcing entry into the Merger Agreement. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger by and among Meritor, Inc., Cummins Inc. and Rose NewCo Inc., dated as of February 21, 2022

99.1	Press Release dated February 22, 2022

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

Cautionary Language Regarding Forward-Looking Statements

This communication contains statements relating to future results of the Company (including certain outlooks, projections and business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to the duration and severity of the COVID-19 pandemic and its effects on public health, the global economy, and financial markets, as well as the Company’s industry, customers, operations, workforce, supply chains, distribution systems and demand for its products; reliance on major OEM customers and possible negative outcomes from contract negotiations with major customers, including failure to negotiate acceptable terms in contract renewal negotiations and the ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; the ability to successfully manage rapidly changing volumes in the commercial truck markets and work with customers to manage demand expectations in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, transportation and labor, and the ability to manage or recover such costs; technological changes in the Company’s industry as a result of the trends toward electrified drivetrains and the integration of advanced electronics and the impact on the demand for products and services; the ability to manage possible adverse effects on European markets or European operations, or financing arrangements related thereto in the event one or more countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, restrictive government actions regarding trade, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); risks related to joint ventures; the ability to achieve the expected benefits of strategic initiatives and restructuring actions; the demand for commercial and specialty vehicles for which products are supplied; whether liquidity will be affected by declining vehicle production in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development and launch of new products; labor relations of the respective companies, suppliers and customers, including potential disruptions in supply of parts to facilities or demand for products due to work stoppages; the financial condition of suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by suppliers; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of the Company’s debt; the ability to continue to comply with covenants in the Company’s financing agreements; the Company’s ability to access capital markets; credit ratings of the Company’s debt; the outcome of existing and any future legal proceedings, including any proceedings or related liabilities with respect to environmental, asbestos-related, or other matters; rising costs of pension benefits; possible changes in accounting rules; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the failure to obtain the Company Shareholder Approval, the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the Merger within the expected timeframes or at all; risks related to disruption of management’s attention from ongoing business operations due to the Merger; the effect of the announcement of the Merger on the ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on operating results and business generally; the ability to meet expectations regarding the timing and completion of the Merger; and the other risks listed from time to time in the Company’s filings with the SEC and other substantial costs, risks and uncertainties, including but not limited to those detailed in the Company’s Annual Report on Form 10-K for the year ended October 3, 2021 and from time to time in other filings of the Company with the SEC. These forward-looking statements are made only as of the date hereof, and the Company does not undertake any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Additional Information About the Merger and Where to Find It

This communication relates to the Merger. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the Merger, the Company will file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting the Company’s investor relations website, https://investors.meritor.com/.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company Common Stock in respect of the Merger. Information about the directors and executive officers of the Company and their ownership of Company Common Stock is set forth in the definitive proxy statement for the Company’s 2022 Annual Meeting of Shareholders, which was filed with the SEC on December 17, 2021, or its Annual Report on Form 10-K for the year ended October 3, 2021, and in other documents filed by the Company with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the Merger when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.

/s/ Scott M. Confer
By:	Scott M. Confer
Interim Chief Legal Officer and Corporate Secretary

Dated: February 22, 2022